[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


                               [Graphic Omitted]


                               MFS(R) GLOBAL TOTAL
                               RETURN FUND

                               ANNUAL REPORT o OCTOBER 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 34
MFS' Year 2000 Readiness Disclosure ....................................... 36
Trustees and Officers ..................................................... 37
       MFS ORIGINAL RESEARCH(R)


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Frederick J. Simmons]
     Frederick J. Simmons

For the 12 months ended October 31, 1999, Class A shares of the Fund provided a total return of 4.96%, Class B shares 4.22%, Class C shares 4.23%, and Class I shares 5.40%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges.

Over the same period, the Fund's returns compare to a 16.51% return for the average global flexible fund portfolio tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Fund's returns also compare to returns of 18.51% for the Lipper Global Flexible Fund Index, 25.67% for the Standard & Poor's 500 Composite Index (the S&P 500), and 13.16% for a benchmark made up of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Lipper mutual fund indices are unmanaged, net-asset-value- weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. The MSCI World Index is a broad, unmanaged index of global equities. The Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Q.  WHY DID THE FUND UNDERPERFORM DURING ITS FISCAL YEAR?

A. Mainly because there was a convergence of events in the first quarter of 1999. First, a preponderance of the Fund's holdings were overseas investments initiated in local currencies. With the U.S. dollar exhibiting particular strength, the Fund's gains in overseas stocks were reduced when translated back into dollars, and any declines in positions were magnified. We don't use currency hedges in the equity portion of the portfolio to try to offset these factors because hedging comes at costs that eat into the Fund's returns, and we believe it's very difficult to predict short-term currency movements. Second, earlier in 1999, the Fund held significantly fewer investments in technology than those found in the indices or in our competitors' portfolios. Technology stocks provided strong returns, but we believed they were too highly valued. Historically, the Fund has held an underweighted position in technology because of that sector's volatility. For most of the period, we opted instead to hold an overweighted position in consumer nondurables, such as food companies, because of our concerns related to profit growth and a potential economic slowdown. Unfortunately, this sector lagged as economies kept chugging along and investors were lured by the sustained robust growth offered by the technology sector.

    In the first quarter of 1999, the Fund's returns also were hurt by an underweighted position in Japan relative to the indices and its competitors. This underweighting has helped the Fund in the past but hurt it early in 1999 as Japanese stocks posted a strong recovery. Finally, emerging markets staged a rally in the first few months of 1999 as those economies rebounded. Our conservative approach precluded us from looking for investments outside of developed countries.

Q.  WHAT MOVES HAVE YOU MADE TO TRY TO IMPROVE PERFORMANCE?

A. During the second half of the period, we increased our weightings in technology and in Japan. It's important for shareholders to note that these moves were strictly the byproduct of bottom-up, company-by-company research and were not based on decisions regarding technology as a sector or as a bet on Japan's economy. That being said, we have been very carefully increasing the Fund's technology holdings to about 11% at the end of the period, and many of these opportunities were found in Japan. For example, we added investments in large Japanese technology conglomerates such as Hitachi, Fujitsu, and Toshiba. These companies were appealing because their managements have taken steps to improve their profits regardless of the direction of the Japanese economy. They have adopted Western concepts of efficiency, looked to restructure by reducing head counts, and eliminated cross-ownership of shares, for example. Other new investments in technology included Rohm, a Japanese electronic-devices company, and Canon. In the United States, we added Hewlett-Packard.

Q. FINANCIAL SERVICES STOCKS REPRESENT THE FUND'S LARGEST SECTOR ALLOCATION. WHAT WAS THE STORY THERE?

A. First, let's remember that sector weightings are strictly a byproduct of individual company research. Second, while the Fund's absolute weighting in finance was large, that position was underweighted relative to the benchmark made up of the MSCI World Index and the Morgan Index. I'd divide the sector into three main areas: banking, insurance, and specialty companies. Banks serve as a good way to help benefit from a particular country's economy. On the insurance front, we've looked to invest in companies that are trying to take advantage of the strong growth in retirement planning. An example would be Skandia Forsakrings, the large Swedish insurance provider. Specialty companies offer a unique array of products, and our investments included American Express, Associates First Capital, and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Q.  WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Some of the Fund's larger holdings were among its best performers, including Japanese pharmaceutical company Takeda Chemical and German telecommunications company Mannesmann. Utilities and telecommunications stocks comprised about 14% of the Fund's assets at the end of the period. That included two electric utilities, but for the most part revolved around investments in the dynamic telecommunications industry. Tyco International, a U.S. conglomerate, also performed well in spite of concerns related to the company's accounting practices.

Q. CAN YOU PLEASE REVIEW HOW THE FUND'S REGIONAL ALLOCATIONS LOOKED AT THE END OF THE PERIOD?

A. I'd separate the Fund's allocations into three main categories: the United States, Europe, and Japan. We've significantly underweighted the United States for some time now because valuations have expanded to the point where that market now makes up about 50% of the total global market capitalization. Before turning our focus back to the United States, we'd like to see that situation come back into better balance, which could be achieved by a strengthening in Japan. Japan's government has done nearly everything it can to shake its economy out of the doldrums, with mixed results at best.

    Europe offered significant appeal because many companies enjoyed similar growth rates to their American counterparts at significantly lower valuations. In Europe, we're presently overweighted in France. This allocation presents a classic example of our bottom-up research. Our purchase of a significant number of French companies was not a reflection of our feelings about the French economy or market. Rather, we selected these investments based on the prospects of each company.

    Investments in France included Television Francaise, insurance company Axa, retailers Castorama-Dubois and Pinault-Printemps-Redoute, and beverage company Pernod-Ricard.

Q.  WHAT WAS THE STRUCTURE OF THE FUND'S BOND POSITION?

A. Our fixed-income holdings were focused on bonds issued by major governments in Europe, the United States, and Japan. During the period, we assumed an overall defensive posture by reducing the Fund's sensitivity to interest rates. That was particularly the case in the United States, where we were concerned about inflation. In Europe it was a bit different. There, we thought the markets had priced in more inflation than we thought would occur, so we were not as defensive regarding the interest-rate sensitivity of our European fixed-income holdings. We favored Greece, the United Kingdom, and Germany.

Q.  WHAT IS YOUR OUTLOOK?

A. We are stock pickers, not economists, so our approach should stay the same regardless of the economic backdrop. That being said, we feel as if inflation will not be a problem. Interest rates may trend a bit higher, but they shouldn't present a particularly onerous long-term obstacle. We think that Japan looks poised to improve, Asia is back on its feet, the United States is adding to its record-long economic and market expansion, and Europe is doing fine. For our part, we will continue to look for companies with solid management teams, paying particularly close attention to how extended valuations become in the months ahead.

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   FREDERICK J. SIMMONS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENTL(R) AND PORTFOLIO MANAGER OF MFSL(R) GLOBAL TOTAL RETURN FUND, MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, AND THE GLOBAL TOTAL RETURN SERIES AND INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND AND THE NOMURA GN GLOBAL TOTAL RETURN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

   MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1974, VICE PRESIDENT IN 1975, AND SENIOR VICE PRESIDENT IN 1983. MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS
   ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS TOTAL RETURN: ABOVE-AVERAGE CURRENT INCOME
                          (COMPARED TO AN ALL-STOCK PORTFOLIO) AND OPPORTUNITIES
                          FOR LONG-TERM GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  SEPTEMBER 4, 1990

  CLASS INCEPTION:        CLASS A  SEPTEMBER 4, 1990
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $371.6 MILLION NET ASSETS AS OF OCTOBER 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, September 4, 1990, through October 31, 1999. Index information is from September 1, 1990.)

                                                              60% MSCI World
                                                                Index/40%
               MFS Global    Lipper Global      S&P 500       J.P. Morgan
             Total Return      Flexible        Composite    Global Government
              -- Class A      Fund Index         Index          Bond Index
            -------------    -------------      --------    -----------------
10/90          $ 9,581         $10,000          $10,000          $10,000
10/91           11,012          11,277           12,646           11,497
10/93           14,662          14,122           15,982           14,076
10/95           16,887          15,711           20,990           16,656
10/97           22,677          20,856           34,411           20,847
10/99           27,203          25,476           52,746           27,109

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH OCTOBER 31, 1999

CLASS A
                                                       1 Year     3 Years      5 Years        Life*
----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        + 4.96%     +38.80%      +78.22%     +185.59%
----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                + 4.96%     +11.55%      +12.25%     + 12.14%
----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                 - 0.03%     + 9.75%      +11.16%     + 11.55%
----------------------------------------------------------------------------------------------------

CLASS B
                                                       1 Year     3 Years      5 Years        Life*
----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        + 4.22%     +36.11%      +72.21%     +174.03%
----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                + 4.22%     +10.82%      +11.48%     + 11.64%
----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                + 0.39%     +10.00%      +11.22%     + 11.64%
----------------------------------------------------------------------------------------------------

CLASS C
                                                       1 Year     3 Years      5 Years        Life*
----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        + 4.23%     +36.04%      +72.46%     +174.96%
----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                + 4.23%     +10.80%      +11.52%     + 11.68%
----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                + 3.28%     +10.80%      +11.52%     + 11.68%
----------------------------------------------------------------------------------------------------

CLASS I
                                                       1 Year     3 Years      5 Years        Life*
----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        + 5.40%     +40.29%      +80.13%     +188.65%
----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                + 5.40%     +11.95%      +12.49%     + 12.27%
----------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                       1 Year     3 Years      5 Years        Life*
----------------------------------------------------------------------------------------------------
Average global flexible fund(+)+                      +16.51%     +11.51%      +11.69%     + 10.22%
----------------------------------------------------------------------------------------------------
Lipper Global Flexible Index Fund(+)+                 +18.51%     +12.23%      +12.09%     + 10.74%
----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(+)#              +25.67%     +26.52%      +26.02%    + 19.89%
----------------------------------------------------------------------------------------------------
60% MSCI World Index/40% J.P. Morgan
  Global Government Bond Index(+)#                     +13.16%     +13.20%      +12.73%    + 11.49%
----------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Fund's investment operations, September 4, 1990, through October 31, 1999. Index information is from September 1, 1990.
(+) Average annual rates of return.
  + Source: Lipper Analytical Services, Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1999

FIVE LARGEST STOCK SECTORS

               FINANCIAL SERVICES                      15.1%
               UTILITIES & COMMUNICATIONS              14.4%
               TECHNOLOGY                              11.1%
               CONSUMER STAPLES                        11.0%
               HEALTH CARE                             10.0%

TOP 10 STOCK HOLDINGS

MANNESMANN AG  3.2%                      BP AMOCO PLC  2.3%
German industrial and                    British oil and petrochemical company
telecommunications company
                                         CANADIAN NATIONAL RAILWAY CO.  2.1%
TAKEDA CHEMICAL INDUSTRIES CO.  3.1%     Canadian railway/transportation company
Japanese pharmaceutical company
                                         SEITA  2.1%
BRISTOL-MYERS SQUIBB CO.  2.6%           French tobacco company
U.S. pharmaceutical products company
                                         TYCO INTERNATIONAL, LTD.  2.1%
PINAULT-PRINTEMPS-REDOUTE S.A.  2.6%     U.S. security systems, packaging, and
French department store chain            electronic equipment conglomerate

TELEVISION FRANCAISE  2.6%               WOLTERS KLUWER N.V.  2.1%
French television company                Dutch publishing company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 1999

Stocks - 57.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 15.5%
  Advertising - 0.3%
    Young & Rubicam, Inc.                                                24,900             $  1,139,175
--------------------------------------------------------------------------------------------------------
  Auto Parts - 0.1%
    Delphi Automotive Systems Corp.                                      30,900             $    507,919
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.4%
    Wells Fargo Co.                                                      29,500             $  1,412,312
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Hewlett-Packard Co.                                                  30,900             $  2,288,531
    International Business Machines Corp.                                20,580                2,024,558
    Xerox Corp.                                                          22,100                  618,800
                                                                                            ------------
                                                                                            $  4,931,889
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.3%
    Martin Marietta Materials, Inc.                                      32,386             $  1,261,030
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Galileo International, Inc.                                          25,600             $    769,600
    Newell Rubbermaid, Inc.                                              32,700                1,132,238
    Philip Morris Cos., Inc.                                             47,350                1,192,628
    Tyco International, Ltd.                                            109,644                4,378,907
                                                                                            ------------
                                                                                            $  7,473,373
--------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.1%
    Raytheon Co., "A"                                                    10,800             $    296,325
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    Cooper Industries, Inc.                                              31,700             $  1,365,081
    General Electric Co.                                                 24,790                3,360,594
                                                                                            ------------
                                                                                            $  4,725,675
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    American Express Co.                                                  8,570             $  1,319,780
    Associates First Capital Corp., "A"                                  59,700                2,179,050
    Federal Home Loan Mortgage Corp.                                     22,060                1,192,619
    Goldman Sachs Group, Inc.                                             2,200                  156,200
                                                                                            ------------
                                                                                            $  4,847,649
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Anheuser-Busch Cos., Inc.                                            33,500             $  2,405,719
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Jefferson Smurfit Corp.                                             678,800             $  1,768,827
--------------------------------------------------------------------------------------------------------
  Insurance - 2.2%
    Allstate Corp.                                                       65,050             $  1,870,187
    American International Group, Inc.                                   35,875                3,692,883
    ReliaStar Financial Corp.                                            62,640                2,689,605
                                                                                            ------------
                                                                                            $  8,252,675
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.8%
    Bristol-Myers Squibb Co.                                             70,560             $  5,419,890
    Pharmacia & Upjohn, Inc.                                             24,100                1,299,894
                                                                                            ------------
                                                                                            $  6,719,784
--------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Exxon Corp.                                                          17,490             $  1,295,353
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    Gannett Co., Inc.                                                    33,030             $  2,547,439
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Albertsons, Inc.                                                     54,150             $  1,966,322
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    Bell Atlantic Corp.                                                  46,700             $  3,032,581
    Partner Communication Co. Ltd., ADR*                                 31,825                  501,244
                                                                                            ------------
                                                                                            $  3,533,825
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    Sierra Pacific Resources                                            118,051             $  2,656,147
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $ 57,741,438
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 41.6%
  Australia - 1.4%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                     179,667             $  1,184,793
    QBE Insurance Group Ltd. (Insurance)                                961,464                4,012,824
                                                                                            ------------
                                                                                            $  5,197,617
--------------------------------------------------------------------------------------------------------
  Canada - 1.7%
    BCE, Inc. (Telecommunications)                                       32,400             $  1,952,100
    Canadian National Railway Co. (Railroads)                           147,360                4,494,480
                                                                                            ------------
                                                                                            $  6,446,580
--------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Helsingin Puhelin Oyj (Telecommunications)                           27,320             $  1,297,024
--------------------------------------------------------------------------------------------------------
  France - 6.9%
    Axa (Insurance)                                                      10,000             $  1,410,062
    Castorama-Dubois Investisse (Stores)                                 10,600                3,174,353
    Pernod-Ricard (Food and Beverage Products)                           20,200                1,363,628
    Pinault-Printemps-Redoute S.A. (Retail)                              28,800                5,490,346
    Rhone-Poulenc S.A. (Pharmaceuticals)                                 23,100                1,292,210
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                31,120                1,372,717
    SEITA (Tobacco)                                                      79,600                4,436,070
    Television Francaise (Broadcasting)                                  17,610                5,518,043
    Total Fina S.A., ADR (Oils)                                          21,800                1,453,787
                                                                                            ------------
                                                                                            $ 25,511,216
--------------------------------------------------------------------------------------------------------
  Germany - 3.3%
    GfK AG (Business Services)*                                           2,960             $     83,569
    Henkel KGaA, Preferred (Chemicals)                                   42,520                2,883,782
    HypoVereinsbank (Banks and Credit Cos.)                              19,600                1,286,027
    Mannesmann AG (Telecommunications)                                   42,880                6,740,706
    Porsche AG, Preferred (Automotive)                                      400                1,089,355
                                                                                            ------------
                                                                                            $ 12,083,439
--------------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                               66,824             $  1,416,620
--------------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    China Telecom (Hong Kong) Ltd. (Telecommunications)                 372,000             $  1,271,447
--------------------------------------------------------------------------------------------------------
  Italy - 1.0%
    San Paolo - Imi S.p.A (Banks and Credit Cos.)                       155,244             $  2,011,106
    Telecom Italia Mobile S.p.A., Saving Shares (Telecommunications)    371,700                1,289,781
    Unione Immobiliare S.p.A. (Real Estate)                             711,350                  365,764
                                                                                            ------------
                                                                                            $  3,666,651
--------------------------------------------------------------------------------------------------------
  Japan - 11.1%
    Canon, Inc. (Special Products and Services)                         143,000             $  4,047,687
    East Japan Railway Co. (Railroads)                                      215                1,318,221
    Fuji Heavy Industries Ltd. (Automotive)                             140,000                1,190,175
    Fujitsu Ltd. (Computer Hardware - Systems)                           83,000                2,500,672
    Hitachi Ltd. (Electronics)                                          326,000                3,525,254
    Mitsubishi Motors Corp. (Automotive)                                240,000                1,245,826
    NTT Mobile Communications Network, Inc. (Telecommunications)            115                3,056,515
    Olympus Optical Co. (Optical Goods)                                 142,000                1,921,128
    Orix Corp. (Financial Services)                                       7,000                  940,318
    Rohm Co. (Electronics)                                               19,000                4,265,976
    Secom Co. (Security Services)                                        17,000                1,823,642
    Secom Co. - New (Security Services)*                                 17,000                1,810,593
    Takeda Chemical Industries Co. (Pharmaceuticals)                    113,000                6,494,627
    Terumo Corp. (Medical Supplies)                                      67,000                2,037,901
    Tokio Marine & Fire Insurance Co. Ltd. (Insurance)                  206,000                2,698,043
    Toshiba Corp. (Electronics)                                         160,000                1,007,100
    Uni-Charm Corp. (Paper Products)                                      9,200                  537,594
    Ushio, Inc. (Electronics)                                            53,000                  652,456
                                                                                            ------------
                                                                                            $ 41,073,728
--------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Fomento Economico Mexicano S.A. de C.V., ADR (Food
      and Beverage Products)                                             23,800             $    780,938
    Panamerican Beverage, Inc. "A" (Food and Beverage Products)          32,900                  528,456
                                                                                            ------------
                                                                                            $  1,309,394
--------------------------------------------------------------------------------------------------------
  Netherlands - 4.1%
    Akzo Nobel N.V. (Chemicals)                                          65,980             $  2,840,335
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*              63,000                1,705,796
    ING Groep N.V. (Financial Services)                                  21,949                1,294,292
    Koninklijke Ahold N.V., ADR (Food/Retail)                            34,696                1,073,408
    Royal Dutch Petroleum Co., ADR (Oils)                                27,410                1,642,887
    STMicroelectronics Co. (Electronics)                                 15,775                1,385,049
    Unilever N.V. (Food)*                                                15,253                1,017,184
    Wolters Kluwer N.V. (Publishing)                                    132,752                4,434,736
                                                                                            ------------
                                                                                            $ 15,393,687
--------------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Korea Electric Power Corp. (Utilities - Electric)                    17,350             $    507,911
--------------------------------------------------------------------------------------------------------
  Spain - 1.8%
    Banco Popular Espanol S.A. (Banks and Credit Cos.)                   17,500             $  1,177,680
    Repsol-YPF, S.A. (Oils)                                              63,200                1,302,514
    Telefonica Publicidad e Informacion S.A. (Telephone Services)*       12,700                  276,830
    Telefonica S.A. (Telecommunications)                                240,390                3,953,326
                                                                                            ------------
                                                                                            $  6,710,350
--------------------------------------------------------------------------------------------------------
  Sweden - 1.0%
    A-Com AB (Communications)*                                           16,200             $    187,249
    Saab AB, "B" (Aerospace)                                            283,700                2,209,125
    Skandia Forsakrings AB (Insurance)                                   55,500                1,235,734
                                                                                            ------------
                                                                                            $  3,632,108
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.3%
    Clariant AG (Chemicals)                                               2,330             $  1,019,891
    Nestle S.A. (Food and Beverage Products)                              1,890                3,646,542
                                                                                            ------------
                                                                                            $  4,666,433
--------------------------------------------------------------------------------------------------------
  United Kingdom - 6.5%
    AstraZeneca Group PLC (Medical and Health Products)                  29,863             $  1,349,812
    Avis Europe PLC (Auto Rental)*                                      530,020                2,281,139
    Boots Co. PLC (Retail)                                              108,000                1,107,935
    BP Amoco PLC, ADR (Oils)                                             85,754                4,952,294
    British Aerospace PLC (Aerospace)*                                  180,739                1,068,840
    British Telecommunications PLC (Telecommunications)                 142,365                2,581,847
    Cable & Wireless Communications PLC (Telecommunications)            112,400                1,178,000
    Compass Group (Restaurants and Food Service)                        401,100                4,282,764
    Diageo PLC (Food and Beverage Products)                             235,400                2,393,620
    Rentokil Initial PLC (Environmental Services)                       167,400                  560,288
    Reuters Group PLC (Business Services)                               147,150                1,353,650
    Sainsbury (J.) PLC (Retail)                                         180,700                1,084,935
                                                                                            ------------
                                                                                            $ 24,195,124
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $154,379,329
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $171,258,550)                                                $212,120,767
--------------------------------------------------------------------------------------------------------

Bonds - 33.8%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 17.6%
  U.S. Federal Agencies - 0.5%
    Federal National Mortgage Association, 1.75s, 2008                $ 190,000             $  1,831,270
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 17.1%
    U.S. Treasury Notes, 6s, 2004                                     $   4,875             $  4,886,408
    U.S. Treasury Notes, 7.875s, 2004                                     5,625                6,060,938
    U.S. Treasury Notes, 5.875s, 2005                                    35,120               34,741,406
    U.S. Treasury Notes, 5.625s, 2008                                    15,350               14,810,294
    U.S. Treasury Notes, 3.875s, 2009                                     3,049                2,992,204
                                                                                            ------------
                                                                                            $ 63,491,250
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $ 65,322,520
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 16.2%
  Australia - 2.5%
    Commonwealth of Australia, 7.5s, 2005                           AUD  13,721             $  9,184,544
--------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Government of Canada, 5s, 2004                                  CAD   4,544             $  2,965,304
--------------------------------------------------------------------------------------------------------
  Denmark - 1.6%
    Kingdom of Denmark, 7s, 2007                                    DKK  37,932             $  5,886,537
--------------------------------------------------------------------------------------------------------
  France - 0.8%
    Republic of France, 4s, 2009                                    EUR   3,167             $  3,008,747
--------------------------------------------------------------------------------------------------------
  Germany - 4.1%
    Federal Republic of Germany, 3.75s, 2009                        EUR   6,936             $  6,582,119
    Federal Republic of Germany, 4.5s, 2009                               8,483                8,505,104
                                                                                            ------------
                                                                                            $ 15,087,223
--------------------------------------------------------------------------------------------------------
  Greece - 1.1%
    Hellenic Republic, 8.9s, 2003                                   GRD 648,000             $  2,143,199
    Hellenic Republic, 8.7s, 2005                                       413,000                1,396,898
    Hellenic Republic, 8.6s, 2008                                       193,000                  671,245
                                                                                            ------------
                                                                                            $  4,211,342
--------------------------------------------------------------------------------------------------------
  Italy - 1.1%
    Republic of Italy, 6.75s, 2007                                  EUR   3,579             $  4,090,774
--------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    Kingdom of Sweden, 6s, 2005                                     SEK  24,600             $  3,063,701
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.4%
    United Kingdom Treasury, 6.5s, 2003                             GBP   5,000             $  8,320,274
    United Kingdom Treasury, 6.75s, 2004                                  2,624                4,435,447
                                                                                            ------------
                                                                                            $ 12,755,721
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 60,253,893
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $131,016,243)                                                 $125,576,413
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.2%
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 11/01/99,
      at Amortized Cost                                              $   27,000             $ 27,000,000
--------------------------------------------------------------------------------------------------------
Other Short-Term Obligations - 0.3%
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $1,207,061)                                   1,207,061             $  1,207,061
--------------------------------------------------------------------------------------------------------

Call Options Purchased - 0.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Japanese Government Bonds/February/130.2                        JPY 490,000             $    102,024
    Japanese Government Bonds/February/128                              430,000                  151,833
--------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $200,516)                                      $    253,857
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $330,682,370)                                           $366,158,098
--------------------------------------------------------------------------------------------------------

Put Options Written
--------------------------------------------------------------------------------------------------------
    Japanese Government Bonds/February/130.2                       JPY (490,000)            $    (67,703)
    Japanese Government Bonds/February/128                             (430,000)                 (30,944)
                                                                                            ------------
--------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $200,516)                                     $    (98,647)
--------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.5%                                                          5,521,253
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $371,580,704
--------------------------------------------------------------------------------------------------------

* Non-income producing security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    = Australian Dollars              GRD  = Greek Drachma
CAD    = Canadian Dollars                JPY  = Japanese Yen
DKK    = Danish Kroner                   NZD  = New Zealand Dollars
EUR    = Euro                            SEK  = Swedish Krona
GBP    = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $330,682,370)            $366,158,098
  Cash                                                                  216,340
  Net receivable for forward foreign currency exchange
    contracts to purchase                                                26,110
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   214,817
  Receivable for Fund shares sold                                       370,224
  Receivable for investments sold                                     5,576,011
  Interest and dividends receivable                                   3,803,313
  Other assets                                                            3,809
                                                                   ------------
      Total assets                                                 $376,368,722
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                                  1,157,926
  Payable for investments purchased                                   1,850,460
  Collateral for securities loaned, at value                          1,207,061
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                      183,614
  Written options outstanding, at value (premiums received,
    $200,516)                                                            98,647
  Payable to affiliates -
    Management fee                                                       23,026
    Shareholder servicing agent fee                                       3,022
    Distribution and service fee                                         20,167
    Administrative fee                                                      453
  Accrued expenses and other liabilities                                243,642
                                                                   ------------
      Total liabilities                                            $  4,788,018
                                                                   ------------
Net assets                                                         $371,580,704
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $308,147,274
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     35,624,967
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    27,154,402
  Accumulated undistributed net investment income                       654,061
                                                                   ------------
      Total                                                        $371,580,704
                                                                   ============
Shares of beneficial interest outstanding                           26,604,889
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $187,780,475/13,428,318 shares of
     beneficial interest outstanding)                                 $13.98
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $14.68
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $130,413,174/9,347,140 shares of
     beneficial interest outstanding)                                 $13.95
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $51,799,603/3,716,201 shares of
     beneficial interest outstanding)                                 $13.94
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,587,452/113,230 shares of beneficial
     interest outstanding)                                            $14.02
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  8,368,667
    Dividends                                                         3,746,338
    Foreign taxes withheld                                             (313,766)
                                                                   ------------
      Total investment income                                      $ 11,801,239
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,970,395
    Trustees' compensation                                               42,269
    Shareholder servicing agent fee                                     384,766
    Distribution and service fee (Class A)                              656,742
    Distribution and service fee (Class B)                            1,286,756
    Distribution and service fee (Class C)                              484,733
    Administrative fee                                                   46,677
    Custodian fee                                                       273,152
    Postage                                                              51,979
    Printing                                                             45,200
    Auditing fees                                                        41,495
    Legal fees                                                            7,310
    Miscellaneous                                                       283,810
                                                                   ------------
      Total expenses                                               $  6,575,284
    Fees paid indirectly                                                (34,564)
                                                                   ------------
      Net expenses                                                 $  6,540,720
                                                                   ------------
        Net investment income                                      $  5,260,519
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $ 26,652,163
    Written option transactions                                         357,583
    Foreign currency transactions                                     3,448,176
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $ 30,457,922
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(17,401,757)
    Written options                                                      41,568
    Translation of assets and liabilities in foreign currencies      (2,562,111)
                                                                   ------------
      Net unrealized loss on investments and foreign
        currency translation                                       $(19,922,300)
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 10,535,622
                                                                   ------------
          Increase in net assets from operations                   $ 15,796,141
                                                                   ============
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   1999                       1998
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $  5,260,519               $  5,060,276
  Net realized gain on investments and foreign currency
    transactions                                                   30,457,922                 23,364,047
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (19,922,300)                 9,640,634
                                                                 ------------               ------------
    Increase in net assets from operations                       $ 15,796,141               $ 38,064,957
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (3,114,718)              $ (2,035,201)
  From net investment income (Class B)                             (1,553,313)                  (655,779)
  From net investment income (Class C)                               (558,400)                  (177,479)
  From net investment income (Class I)                                (34,089)                   (28,271)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (11,788,156)               (10,168,017)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (7,739,436)                (6,502,653)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (2,444,103)                (1,566,438)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (120,309)                  (113,097)
  In excess of net investment income (Class A)                     (1,421,757)                      --
  In excess of net investment income (Class B)                       (709,031)                      --
  In excess of net investment income (Class C)                       (254,890)                      --
  In excess of net investment income (Class I)                        (15,560)                      --
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(29,753,762)              $(21,246,935)
                                                                 ------------               ------------
Net increase in net assets from Fund share transactions          $ 64,579,969               $ 30,717,782
                                                                 ------------               ------------
      Total increase in net assets                               $ 50,622,348               $ 47,535,804
Net assets:
  At beginning of year                                            320,958,356                273,422,552
                                                                 ------------               ------------
At end of year (including accumulated undistributed net
  investment income and distributions in excess of net
  investment income of $654,061 and $281,666, respectively)      $371,580,704               $320,958,356
                                                                 ============               ============
See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             1999               1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year              $14.59             $13.84           $12.73           $11.57           $10.58
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.25             $ 0.28           $ 0.31           $ 0.34           $ 0.33
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                   0.45               1.57             1.61             1.46             0.79
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 0.70             $ 1.85           $ 1.92           $ 1.80           $ 1.12
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.24)            $(0.18)          $(0.21)          $(0.63)          $(0.08)
  From net realized gain on investments
    and foreign currency transactions             (0.96)             (0.92)           (0.60)           (0.01)           (0.05)
  In excess of net investment income              (0.11)              --               --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(1.31)            $(1.10)          $(0.81)          $(0.64)          $(0.13)
                                                 ------             ------           ------           ------           ------
Net asset value - end of year                    $13.98             $14.59           $13.84           $12.73           $11.57
                                                 ======             ======           ======           ======           ======
Total return(+)                                   4.96%             14.29%           15.71%           16.06%           10.63%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.48%              1.51%            1.59%            1.63%            1.77%
  Net investment income                            1.74%              1.99%            2.35%            2.79%            3.06%
Portfolio turnover                                  109%               183%             143%             167%             160%
Net assets at end of year (000 Omitted)        $187,780           $174,576         $152,919         $129,843         $110,294

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                1999               1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                 $14.56             $13.82          $12.71          $11.52          $10.54
                                                    ------             ------          ------          ------          ------
Income from investment operations# -
  Net investment income                             $ 0.16             $ 0.19          $ 0.22          $ 0.25          $ 0.25
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                      0.45               1.56            1.62            1.46            0.77
                                                    ------             ------          ------          ------          ------
      Total from investment operations              $ 0.61             $ 1.75          $ 1.84          $ 1.71          $ 1.02
                                                    ------             ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.18)            $(0.09)         $(0.13)         $(0.47)         $(0.03)
  From net realized gain on investments and
    foreign currency transactions                    (0.96)             (0.92)          (0.60)          (0.01)          (0.01)
  In excess of net investment income                 (0.08)              --              --             (0.04)           --
                                                    ------             ------          ------          ------          ------
      Total distributions declared to
        shareholders                                $(1.22)            $(1.01)         $(0.73)         $(0.52)         $(0.04)
                                                    ------             ------          ------          ------          ------
Net asset value - end of year                       $13.95             $14.56          $13.82          $12.71          $11.52
                                                    ======             ======          ======          ======          ======
Total return                                          4.22%             13.57%          15.00%          15.29%           9.75%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          2.14%              2.16%           2.25%           2.34%           2.49%
  Net investment income                               1.13%              1.33%           1.70%           2.07%           2.34%
Portfolio turnover                                     109%               183%            143%            167%            160%
Net assets at end of year (000 Omitted)           $130,413           $113,966         $96,931         $71,788         $57,214

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 1999              1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                  $14.56            $13.82          $12.72          $11.52          $10.53
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment income                              $ 0.16            $ 0.19          $ 0.23          $ 0.26          $ 0.27
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                       0.45              1.56            1.61            1.46            0.76
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $ 0.61            $ 1.75          $ 1.84          $ 1.72          $ 1.03
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.19)           $(0.09)         $(0.14)         $(0.51)         $(0.03)
  From net realized gain on investments and
    foreign currency transactions                     (0.96)            (0.92)          (0.60)          (0.01)          (0.01)
  In excess of net investment income                  (0.08)             --              --              --              --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(1.23)           $(1.01)         $(0.74)         $(0.52)         $(0.04)
                                                     ------            ------          ------          ------          ------
Net asset value - end of year                        $13.94            $14.56          $13.82          $12.72          $11.52
                                                     ======            ======          ======          ======          ======
Total return                                           4.23%            13.52%          14.97%          15.41%           9.84%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.14%             2.16%           2.24%           2.27%           2.42%
  Net investment income                                1.13%             1.33%           1.71%           2.14%           2.41%
Portfolio turnover                                      109%              183%            143%            167%            160%
Net assets at end of year (000 Omitted)             $51,800           $30,580         $21,725         $14,248         $10,894

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                                                   -----------------------------              OCTOBER 31,
                                                                   1999                     1998                    1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                              $14.60                   $13.86                   $12.51
                                                                 ------                   ------                   ------
Income from investment operations# -
  Net investment income                                          $ 0.29                   $ 0.33                   $ 0.30
  Net realized and unrealized gain on investments and
    foreign currency transactions                                  0.49                     1.56                     1.21
                                                                 ------                   ------                   ------
      Total from investment operations                           $ 0.78                   $ 1.89                   $ 1.51
                                                                 ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.28)                  $(0.23)                  $(0.16)
  From net realized gain on investments and foreign
    currency transactions                                         (0.96)                   (0.92)                    --
  In excess of net investment income                              (0.12)                    --                       --
                                                                 ------                   ------                   ------
      Total distributions declared to shareholders               $(1.36)                  $(1.15)                  $(0.16)
                                                                 ------                   ------                   ------
Net asset value - end of year                                    $14.02                   $14.60                   $13.86
                                                                 ======                   ======                   ======
Total return                                                       5.40%                   14.78%                   12.08%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       1.13%                    1.16%                    1.24%+
  Net investment income                                            2.08%                    2.33%                    2.72%+
Portfolio turnover                                                  109%                     183%                     143%
Net assets at end of year (000 Omitted)                          $1,587                   $1,837                   $1,848

 * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
 + Annualized.
 + Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Total Return Fund (the Fund) is a nondiversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At October 31, 1999, the value of securities loaned was $1,051,875. These loans were collateralized by cash of $1,207,061. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $34,564 under this arrangement.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1999, $3,336,966 and $15,944 were reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income and paid-in capital, respectively, due to differences between book and tax accounting for currency differences. This change had no effect on the net assets or net asset value per share. At October 31, 1999, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Fund's average daily net assets and 5.00% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,934 for the year ended October 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $95,622 for the year ended October 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $52,890 for the year ended October 31, 1999. Fees incurred under the distribution plan during the year ended October 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $28,659 and $18,506 for Class B and Class C shares, respectively, for the year ended October 31, 1999. Fees incurred under the distribution plan during the year ended October 31, 1999 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1999, were $7,922, $194,261, and $16,022 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                  PURCHASES           SALES
---------------------------------------------------------------------------
U.S. government securities                     $109,492,194    $104,213,453
                                               ------------    ------------
Investments (non-U.S. government
  securities)                                  $286,412,491    $268,220,144
                                               ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $330,969,434
                                                               ------------
Gross unrealized appreciation                                  $ 50,199,079
Gross unrealized depreciation                                   (15,010,415)
                                                               ------------
    Net unrealized appreciation                                $ 35,188,664
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                         YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                                    --------------------------------        ------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          9,527,402         $ 134,146,764         4,562,531        $ 64,549,008
Shares issued to shareholders
  in reinvestment of distributions   1,085,836            15,052,372           851,079          11,252,564
Shares reacquired                   (9,149,274)         (128,731,794)       (4,495,909)        (63,669,790)
                                    ----------         -------------        ----------        ------------
    Net increase                     1,463,964         $  20,467,342           917,701        $ 12,131,782
                                    ==========         =============        ==========        ============

Class B Shares
                                         YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                                    --------------------------------        ------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          3,001,659         $  42,221,918         2,053,125        $ 29,003,679
Shares issued to shareholders
  in reinvestment of distributions     605,278             8,397,365           473,256           6,245,341
Shares reacquired                   (2,084,987)          (29,223,273)       (1,715,969)        (23,999,209)
                                    ----------         -------------        ----------        ------------
    Net increase                     1,521,950         $  21,396,010           810,412        $ 11,249,811
                                    ==========         =============        ==========        ============

Class C Shares
                                         YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                                    --------------------------------        ------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          2,526,464         $  35,622,025           822,996        $ 11,685,593
Shares issued to shareholders
  in reinvestment of distributions     162,826             2,255,584           106,700           1,409,153
Shares reacquired                   (1,073,242)          (14,982,438)         (401,733)         (5,642,659)
                                    ----------         -------------        ----------        ------------
    Net increase                     1,616,048         $  22,895,171           527,963        $  7,452,087
                                    ==========         =============        ==========        ============

Class I Shares
                                         YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                                    --------------------------------        ------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              9,498         $     132,481             6,889        $     96,595
Shares issued to shareholders
  in reinvestment of distributions      12,261               169,958            10,688             141,367
Shares reacquired                      (34,292)             (480,993)          (25,193)           (353,860)
                                    ----------         -------------        ----------        ------------
    Net decrease                       (12,533)        $    (178,554)           (7,616)       $   (115,898)
                                    ==========         =============        ==========        ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1999, was $2,597. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                    NUMBER OF
                                                    CONTRACTS
                                                  (000 OMITTED)     PREMIUMS
-------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR                           269,803   $  292,828
  Options written                                      5,150,664      743,182
  Options terminated in closing transactions          (2,767,050)    (512,318)
  Options exercised                                          (26)      (9,901)
  Options expired                                     (1,733,391)    (313,275)
                                                                   ----------
OUTSTANDING, END OF YEAR                                           $  200,516
                                                                   ==========

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

At October 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                               NET
                                                                                                        UNREALIZED
                   SETTLEMENT             CONTRACTS TO         IN EXCHANGE           CONTRACTS        APPRECIATION
                         DATE          DELIVER/RECEIVE                 FOR            AT VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Sales                12/01/99           AUD 14,904,616         $ 9,735,396         $ 9,500,391            $235,005
                     12/01/99           DKK 46,483,827           6,542,963           6,592,369             (49,406)
                     12/01/99           NZD  1,084,721             578,862             549,644              29,218
                                                               -----------         -----------            --------
                                                               $16,857,221         $16,642,404            $214,817
                                                               ===========         ===========            ========

Purchases            12/01/99           JPY 73,220,343         $   679,476         $   705,586            $ 26,110
                                                               -----------         -----------            --------

At October 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $118,844 with C.S. First Boston, $40,545 with Merrill Lynch and $24,225 with Deutsche Bank.

At October 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MSF Series Trust VI and the Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund including the schedule of portfolio investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Total Return Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $17,513,437 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 1999.

   FOR THE YEAR ENDED OCTOBER 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 20.66%.

   FOR THE YEAR ENDED OCTOBER 31, 1999, INCOME FROM FOREIGN SOURCES WAS $6,530,421, AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $310,962.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) GLOBAL TOTAL RETURN FUND

TRUSTEES                                                   ASSISTANT TREASURERS
Richard B. Bailey - Private Investor; Former               Mark E. Bradley*
Chairman and Director (until 1991), MFS Investment         Ellen Moynihan*
Management*                                                James O. Yost*

Marshall N. Cohan+ - Private Investor                      SECRETARY
                                                           Stephen E. Cavan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Womens Hospital; Professor of         ASSISTANT SECRETARY
Surgery, Harvard Medical School                            James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE+ - Chief                CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.; Chairman,          State Street Bank and Trust Company
Colonial Insurance Company, Ltd.
                                                           AUDITORS
Abby M. ONeill+ - Private Investor                         Ernst & Young LLP

Walter E. Robb, III+ - President and Treasurer,            INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial              For information on MFS mutual funds, call your
consultants); President, Benchmark Consulting              financial consultant or, for an information kit,
Group, Inc. (office services)                              call toll free: 1-800-637-2929 any business day
                                                           from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive Vice                   message anytime).
President, Director, and Secretary, MFS Investment
Management                                                 INVESTOR SERVICE
                                                           MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief Executive          P.O. Box 2281
Officer, MFS Investment Management                         Boston, MA 02107-9906

J. Dale Sherratt+ - President, Insight Resources,          For general information, call toll free:
Inc. (acquisition planning specialists)                    1-800-225-2606 any business day from 8 a.m. to 8
                                                           p.m. Eastern time.
Ward Smith+ - Former Chairman (until 1994), NACCO
Industries (holding company)                               For service to speech- or hearing-impaired, call
                                                           toll free: 1-800-637-6576 any business day from 9
INVESTMENT ADVISER                                         a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company                   your phone must be equipped with a
500 Boylston Street                                        Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                           For share prices, account balances, exchanges, or
DISTRIBUTOR                                                MFS stock and bond market outlooks, call toll
MFS Fund Distributors, Inc.                                free: 1-800-MFS-TALK (1-800-637-8255) anytime from
500 Boylston Street                                        a touch-tone telephone.
Boston, MA 02116-3741
                                                           WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                     www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Frederick J. Simmons*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL TOTAL RETURN FUND                                     ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MWT-2 12/99 42M 24/224/324/824